                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          February 10, 1999
                                                            -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)




   Laws of the United States             33-99362                   51-0269396
  ---------------------------            --------                   ----------
(State or other jurisdiction of       (Commission File Number)    (IRS Employer
 incorporation or organization)                                   Identification
                                                                      Number)



201 North Walnut Street, Wilmington, Delaware                         19801
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(Address of principal executive offices)                            (Zip Code)


                 302/594-4117
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Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5. Other Events.

        The Registrant hereby amends and restates in its entirety Exhibit 99.06 and Exhibit 99.07 as previously filed on February 25, 1999 on a Form 8-K dated as of February 10, 1999.


Item 7. Financial Statements and Exhibits.

(c) Exhibits


        (99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

        (99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By:  /s/ Tracie H.Klein
                              -----------------------
                         Name:   Tracie H. Klein
                         Title:  First Vice President







Date:  May 16, 2000
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